UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2017

Iconix Brand Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, NY		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced on November 29, 2012, Icon Brand Holdings LLC, Icon DE Intermediate Holdings LLC, Icon DE Holdings LLC and Icon NY Holdings LLC (collectively, the “Co-Issuers”), each a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of Iconix Brand Group, Inc. (the “Company”), entered into a revolving financing facility of Series 2012-1 Variable Funding Senior Notes, Class A-1 (the “Variable Funding Notes”), which allows for the funding of up to $100 million of Variable Funding Notes and certain other credit instruments. The Variable Funding Notes were issued under a Base Indenture dated November 29, 2012 (the “Base Indenture”) and the related supplemental indenture dated November 29, 2012 (the “Series 2012-1 Supplemental Indenture”), among the Co-Issuers and Citibank, N.A., as trustee and securities intermediary. Drawings and certain additional terms related to the Variable Funding Notes are governed by the Class A-1 Note Purchase Agreement dated November 29, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Purchase Agreement”), among the Co-Issuers, the Company, as manager, certain conduit investors, financial institutions and funding agents, and Barclays Bank PLC, as provider of letters of credit, as swingline lender and as administrative agent. The Variable Funding Notes were issued in a securitization transaction pursuant to which substantially all of the Company’s U.S. and Canadian revenue-generating assets, consisting principally of its intellectual property and license agreements for the use of its intellectual property, are held by the Co-Issuers.

On August 18, 2017 (the “Closing Date”), as further discussed under Item 2.03 below, (a) the Co-Issuers entered into the First Amendment to the Series 2012-1 Supplemental Indenture dated August 18, 2017 (the “Supplemental Indenture Amendment”), among the Co-Issuers and Citibank, N.A., as trustee and securities intermediary and (b) the Co-Issuers and the Company entered into the First Amendment to the Class A-1 Note Purchase Agreement dated August 18, 2017 (the “Purchase Agreement Amendment”), among the Co-Issuers, the Company, as manager, certain conduit investors, financial institutions and funding agents, and Guggenheim Securities Credit Partners, LLC, as provider of letters of credit, as swingline lender and as administrative agent. The information in Item 2.03 below is incorporated by reference in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference in this Item 2.03.

On the Closing Date, the Company entered into the Supplemental Indenture Amendment and the Purchase Agreement Amendment to, among other things, (i) extend the anticipated repayment date for the Variable Funding Notes from January 2018 to January 2020, (ii) decrease the L/C Commitment and the Swingline Commitment (as such terms are defined in the Supplemental Indenture Amendment) available under the Variable Funding Notes to $0 as of the Closing Date, (iii) replace Barclays Bank PLC with Guggenheim Securities Credit Partners, LLC, as provider of letters of credit, as swingline lender and as administrative agent under the Purchase Agreement and (iv) provide that, upon the disposition of intellectual property assets by the Co-Issuers as permitted by the Base Indenture, (x) the holders of the Variable Funding Notes will receive a mandatory prepayment, pro rata based on the amount of Variable Funding Notes held by such holder, and (y) the maximum commitment will be permanently reduced by the amount of the mandatory prepayment.

This brief description of the material terms of the Supplemental Indenture Amendment and the Purchase Agreement Amendment is qualified in its entirety by reference to the provisions of such agreements attached to this report as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 21, 2017, the Company issued a press release announcing the consummation of the transactions described in Items 1.01 and 2.03, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in those filings. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

4.1	Base Indenture dated November 29, 2012.(1)

4.2	Series 2012-1 Supplemental Indenture dated November 29, 2012.(1)

4.3	First Amendment to the Series 2012-1 Supplemental Indenture dated August 18, 2017.*

10.1	Class A-1 Note Purchase Agreement dated November 29, 2012, by and among the Company, the Co-Issuers, Certain Conduit Investors, Certain Financial Institutions, Certain Funding Agents, and Barclays Bank PLC, as L/C Provider, as Swingline Lender and as Administrative Agent.(1)

10.2	First Amendment to the Class A-1 Note Purchase Agreement dated August 18, 2017, by and among the Company, the Co-Issuers, Certain Conduit Investors, Certain Financial Institutions, Certain Funding Agents, and Guggenheim Securities Credit Partners, LLC, as L/C Provider, as Swingline Lender and as Administrative Agent.*

99.1	Press release titled “Iconix Brand Group Extends Maturity of Variable Funding Notes to January 2020” dated August 21, 2017.**

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K for the event dated November 29, 2012 and incorporated herein by reference.

*	Filed herewith.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.

By:	/s/ David K. Jones
David K. Jones
Executive Vice President and Chief Financial Officer

Date: August 24, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Base Indenture dated November 29, 2012.(1)

4.2	Series 2012-1 Supplemental Indenture dated November 29, 2012.(1)

4.3	First Amendment to the Series 2012-1 Supplemental Indenture dated August 18, 2017.*

10.1	Class A-1 Note Purchase Agreement dated November 29, 2012, by and among the Company, the Co-Issuers, Certain Conduit Investors, Certain Financial Institutions, Certain Funding Agents, and Barclays Bank PLC, as L/C Provider, as Swingline Lender and as Administrative Agent.(1)

10.2	First Amendment to the Class A-1 Note Purchase Agreement dated August 18, 2017, by and among the Company, the Co-Issuers, Certain Conduit Investors, Certain Financial Institutions, Certain Funding Agents, and Guggenheim Securities Credit Partners, LLC, as L/C Provider, as Swingline Lender and as Administrative Agent.*

99.1	Press release titled “Iconix Brand Group Extends Maturity of Variable Funding Notes to January 2020” dated August 21, 2017.**

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K for the event dated November 29, 2012 and incorporated herein by reference.

*	Filed herewith.

**	Furnished herewith.

4